UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

(Exact name of registrant as specified in charter)

7 Bryant Park,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Schroder Investment Management North America Inc.

7 Bryant Park,

New York, NY 10018

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

THE SWISS HELVETIA FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by U.S. mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.swzfund.com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (800)-730-2932 or email swzintermediary@schroders.com. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

THE SWISS HELVETIA FUND, INC.

Managed Distribution Policy Disclosure

In May 2018, The Swiss Helvetia Fund (the “Fund”), acting pursuant to an SEC exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), adopted a managed distribution policy. Under that policy, which, as previously announced, has since been suspended until further notice as a result of the Fund’s 2018 tender offer and stock dividend, the Fund paid quarterly distributions stated in terms of a fixed amount of $0.2025 per share of the Fund’s common stock, which equates to an annualized distribution rate of 6.00% based on the Fund’s net asset value of $13.50 and 6.59% based on the closing share price of $12.30 as of May 25, 2018. In accordance with the policy, the Fund distributed $0.2025 per share on a quarterly basis for the month of June.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distribution or from the terms of the Fund’s now suspended managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

With each distribution, the Fund will issue a notice to stockholders and a press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to stockholders are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Federal Income Tax and Investment Transactions” under Note 5 of the Notes to Financial Statements (Unaudited) for information regarding the tax character of the Fund’s distributions. A copy of the Fund’s Section 19(a) notices is available on the Fund’s website at www.swzfund.com.

The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

THE SWISS HELVETIA FUND, INC.

Dear Stockholder,

As the newly appointed Chairman of the Board of Directors and recently installed President and CEO of The Swiss Helvetia Fund, Inc., I am grateful for the opportunity to write to you about the Fund’s transformative 2018.

At the Fund’s annual meeting of stockholders held on June 19, 2018, two new directors, Phillip Goldstein and Gerald Hellerman, were elected to the board. In addition, stockholders approved a proposal recommending that the Fund’s board of directors authorize a self-tender offer for at least 50% of the outstanding common stock of the Fund. Soon thereafter, an incumbent director resigned and was replaced by Richard Dayan.

On August 23rd, the newly constituted board, after considering the results of the annual meeting, authorized a self-tender offer for up to 65% of the Fund’s outstanding shares at a price per share of 98% of net asset value. Prior to the commencement of the tender offer, the Fund disposed of a significant portion of its portfolio and distributed $4.91 per share representing substantially all of its realized capital gains to stockholders in the form of cash and stock. The distribution and the subsequent tender offer provided stockholders an opportunity to realize close to full net asset value for almost all of their shares. The board appreciated the assistance of Schroders, the Fund’s Investment Adviser, in structuring these transactions.

After the large distribution and self-tender offer, the size of the Fund has been significantly reduced. While this will likely increase the Fund’s expense ratio because its fixed regulatory costs will be spread over a smaller base, the new board will continue to monitor expenses with the aim of mitigating this effect.

I have worked closely with several members of the new board for years and have confidence in our ability to shepherd the Fund through this period of transition for the benefit of all stockholders. Detailed comments regarding the Swiss economy and market environment follow in the Management Discussion and Analysis.

On behalf of the board, I thank you for your investment in the Fund.

Sincerely yours,

Andrew Dakos

Chairman

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (as of December 31, 2018)

For the twelve-month period ended December 31, 2018, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), decreased -6.98% in US dollars (“USD”). For the same period, the Fund’s share price performance decreased -10.90% in USD, as the discount at which the Fund’s shares traded widened. This compares with a decrease of -9.59% in the Swiss Performance Index (the “Index” or “SPI”) in USD.

Economic environment during the period under review

Global economic review

Continuing its positive trend from 2017, the global macroeconomic environment started 2018 on a strong footing. When the stock markets were shaken by the threat of a US-China trade war, it was not yet clear what the impact on gross domestic product (“GDP”) would be on both sides. Generally, for the first half of 2018, forecasts of global economic growth rose and corporate profits mostly exceeded expectations. Over the course of the third quarter, growth expectations did not change materially, and it was only in the fourth quarter that GDP growth expectations receded on concerns about the impact of tariffs and the speed of interest rate hikes by the US Federal Reserve (the “Fed”).

Market environment during the period under review

Equity markets in the US peaked in September, as compared to Europe and Switzerland which saw their highs much earlier in the year during January. In general, stock market returns were benign during the first nine months of 2018. However, the correction that started in the final quarter of 2018 was one of the worst in history. The SPI fell -9.81% in Q4 – which is less than some other comparable developed stock market indices – but the impact of Q4 still resulted in a negative calendar year return of -9.59%. Small- and mid-cap stocks underperformed large caps stocks in Switzerland by about -10% in 2018. As can be seen from the breakdown of Index contributions below, the main reason for the outperformance of the SPI compared to other stock indices lies in the heavyweight healthcare sector and the less than average decline in the second largest sector, food & beverage.

THE SWISS HELVETIA FUND, INC.

Source: Schroders, Bloomberg, as of December 31, 2018. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

In comparing the Fund’s NAV return of -6.98% to the Index’s return of -9.59% in USD, there was a small positive relative performance impact from the Fund’s 10 largest overweight positions, in particular Swiss Life, Logitech, Tecan and Sonova.

Furthermore, the Fund’s 10 largest underweight positions, which include LafargeHolcim, Swiss Re and Lonza, had a similarly positive impact on relative performance. However, negative contributions to relative performance

THE SWISS HELVETIA FUND, INC.

came from overweight positions such as Aryzta, Implenia, GAM Holding and Julius Baer. Underweights in pharmaceutical stocks, where the Fund’s investments are limited due to industry concentration restrictions, such as Roche and Novartis, were also a detraction to relative performance.

The Fund’s private equity positions as a whole experienced a positive re-valuation, primarily due to Novimmune. The company sold the rights of one of its drug candidates and will be compensated in several cash instalments. Additionally, Aravis experienced a small positive revision.

Looking at the Fund’s NAV and stock performance, there were also positive effects to stated performance from the

Fund’s stock dividend, reinvestment, and tender offer, when all these measures are taken together.

Portfolio changes

In total, there were nine purchases and 37 sales of listed equities on a net basis during 2018. The bias towards more sales than purchases is due to the Fund’s tender offer, which expired in November. Of the sales, there were 26 reductions and 11 entire disposals. Among the purchases, there was one increase and eight new investments, two of which were in initial public offerings, or “IPOs”. As of December 31, 2018, there were 35 listed companies held by the Fund and six private equity investments, including one participation in a private equity limited partnership.

THE SWISS HELVETIA FUND, INC.

New Investments by the Fund

ABB

Bucher

Georg Fischer

Oerlikon

Schindler (PC)

Sensirion

SIG Combibloc

Zurich

Additions to Existing Investments

Aryzta

Positions Entirely Disposed of

Autoneum

GAM Holding

Galenica

Helvetia

Landis + Gyr

Lindt & Spruengli (Reg.)

Lonza

Sunrise

Valiant

VAT Group

Zur Rose

Reductions in Existing Investments

Adecco

Airopack

Baloise

Belimo

BKW

Burckhardt Compression

Cembra

Credit Suisse

DKSH

Feintool

Forbo

Implenia

Julius Baer

Kuros

Logitech

Nestlé

Novartis

Richemont

Roche

Tecan

SFS

Sonova

Swatch (Reg.)

Swiss Life

UBS

VZ Holding

THE SWISS HELVETIA FUND, INC.

The Fund established new positions in ABB, Bucher, Georg Fischer, Oerlikon and Schindler. We consider these to be quality industrial companies that the Fund did not own at the beginning of the year due to valuation concerns but that became attractive in our view after underperforming in 2018.

We also bought a new position in Zurich, a well-established Swiss insurance company. Under CEO Mario Greco, we believe the company is on track to deliver on its strategy and generate above average earnings. Therefore, we switched our position in Helvetia, another Swiss insurer, into Zurich, as we see more cost discipline in the latter.

In addition, the Fund invested in the IPOs of Sensirion and SIG Combibloc.

Sensirion is a leading developer and producer of environmental and gas flow sensors. We believe Sensirion’s products offer superior accuracy and miniaturization features. Additionally, it is our view that the company is well positioned to take advantage of mega trends, such as digitization and industry 4.0, and is expected to be able to grow substantially in the coming years.

SIG Combibloc is a competitor to Tetra Pak in the aseptic packaging market. While market dynamics are supported by mega trends such as urbanization, population growth and rising income levels, we expect that SIG Combibloc’s more flexible technology will lead to market share gains. New geographic market entries should also provide avenues for growth. It is therefore our view that the company is positioned as a solid number 2 behind Tetra Pak and enjoys high margins.

As mentioned before, we sold our position in Helvetia. In the case of divesting from Zur Rose, we saw competitive pressure rising with potential new entrants and a worsening regulatory environment. We decided to sell Galenica after strong performance during the first half of the year, due to valuation concerns. We sold Autoneum, as the company suffers from self-made problems in the US and cooling demand in Europe.

We had been a long-term shareholder in GAM Holding and had substantial interactions with the company’s board of directors over the past years, especially regarding compensation, with positive results in our view. However, in July, GAM Holding disappointed with what we felt was a “too soon” intangible write-down and an ill-explained suspension of the highest revenue generating fund manager. We sold the position after a meeting with the Chairman that did not alleviate our concerns.

Outlook and Investment View

We expect the world economy to continue to grow in 2019, but we see signs that growth may have already peaked in the US, Europe and Asia. The global

THE SWISS HELVETIA FUND, INC.

Purchasing Managers Index (“PMI”) has eased as export orders slowed and the latest estimates put US GDP growth in the fourth quarter at 2.5% after 3.2% in the third quarter. We expect a gradual slowdown in growth in the US in 2019 and 2020. The emphasis is on the word gradual: we do not see a recession as likely in 2019 (although not inconceivable in 2020) as many of the forces that led to a strong year in the US in 2018 should still be in play. The slowdown, however, means that an end to the cycle of rising interest rates might be in sight. It seems that this view has been gaining traction since the start of 2019. Instead of the previously widely held view that the Fed would raise rates three more times in 2019, it is now more widely expected to pause in its hiking cycle in early 2019. As the economy is likely to slow, the direction of rates in 2020 may also go down. Such a path could deliver a soft rather than hard landing for the economy. Also the European Central Bank (“ECB”) is expected to moderate its previous policy intentions: the end to its asset purchase program might occur later than previously thought (January 2020) and interest rate hikes now only seem a possibility in the distant future.

Markets started into 2018 with tailwinds, which quickly changed to headwinds and 2018 became a disappointing year as almost all equity markets fell in value due to pressure from rising interest rates, political develop-

ments such as Brexit and the trade dispute between the US and China, among others.

It is easy to be influenced by the pessimism seemingly affecting markets at the turn of the year. We accept that there will probably be further bad news in 2019. However, the important question is whether the pace of negative news will abate or accelerate, as equity markets do not usually take direction from the level of an indicator, but from its rate of change: less bad news could be good for markets. We are however not expecting the economy to fall back into the goldilocks like environment of late 2017 and early 2018. In any case, we are stock-pickers and not economic forecasters, and we are evaluating whether an equity asset is priced attractively or expensively compared to its long-term earnings power and dividend capacity. Due to some significant price corrections in quality industrials, consumer goods and financial companies, we have found that some valuations have become attractive in certain cases. Examples of stocks we added to the portfolio or increased in late 2018, mostly from underweight or zero weight to overweight, are: Bucher, Georg Fischer, OC Oerlikon, Richemont and UBS. We think expectations have become too negative in these stocks. Earlier in 2018, we also avoided or sold some stocks where buyers expected too much good news, which did not occur and their prices fell sharply, such as Galenica, Zur Rose, and VAT.

THE SWISS HELVETIA FUND, INC.

Compared to 2018, this year seems to have started with low prices and negative sentiment. In our view, chances of at least a positive first half are higher than the risk of a further significant decline. In short, looking at the Fund’s largest overweight positions, its active share and risk parameters, we think that the Fund is well positioned for the current environment.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets

Common Stock — 91.87%

Banks — 10.04%

20,000	Cembra Money Bank AG	$1,579,428	1.49%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards and savings and insurance services. (Cost $1,194,524)

238,000	Credit Suisse Group AG1	2,607,425	2.47%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $3,029,183)

49,900	Julius Baer Group Ltd.[1]	1,772,164	1.68%
	Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services. (Cost $2,567,958)

374,000	UBS Group AG1	4,641,804	4.40%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $6,015,706)

		10,600,821	10.04%

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — 4.87%

90,000	Kuros Biosciences AG1	$209,982	0.20%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $559,770)

6,191	NovImmune SA1,2,3	4,930,568	4.67%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $3,613,416)

		5,140,550	4.87%

Construction & Materials — 2.71%

350	Belimo Holding AG	1,398,864	1.33%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $872,072)

319	Forbo Holding AG	446,885	0.42%
	Produces floor coverings, adhesives and belts for conveying and power transmission. (Cost $474,301)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets

Common Stock — (continued)

Construction & Materials — (continued)

30,300	Implenia AG	$1,016,762	0.96%
Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $1,716,134)

		2,862,511	2.71%

Electric Utilities — 0.66%

10,000	BKW AG	696,896	0.66%
Provides energy supply services. The company focuses on the production, transportation, trading and sale of energy. In addition to energy supply, the company also develops, implements and operates energy solutions for its clients.
	(Cost $583,760)

		696,896	0.66%

Financial Services — 2.62%

10,300	VZ Holding AG	2,768,817	2.62%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $1,836,101)

		2,768,817	2.62%

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverage — 13.63%

1,080,000	Aryzta AG1	$1,192,514	1.13%
	Produces and retails specialty bakery products. The Company produces French breads, pastries, continental breads, confections, artisan breads, homestyle lunches, viennoiserie, patisserie, cookies, pizza, appetizers, and sweet baked goods. (Cost $4,435,098)

163,000	Nestlé SA	13,194,765	12.50%
	One of the world’s largest food and beverage processing companies. (Cost $9,283,054)

		14,387,279	13.63%

Industrial Engineering — 0.62%

3,300	Schindler Holding AG	651,765	0.62%
Manufactures and installs elevators, escalators, and moving walkways internationally. The company’s products are used in airports, subway stations, railroad terminals, shopping centers, cruise ships, hotels, and office buildings. The company also offers maintenance services.
	(Cost $698,442)

		651,765	0.62%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets

Common Stock — (continued)

Industrial Goods & Services — 9.31%

117,500	ABB Ltd.	$2,228,304	2.11%
	Provides power and automation technologies. The company operates under segments that include power products, power systems, automation products, process automation, and robotics. (Cost $2,903,382)

17,500	Adecco Group AG	815,353	0.77%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $1,064,495)

2,000	Bucher Industries AG	536,417	0.51%
Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, fodder harvesters, plows, seed drills, feed mixers, plant sprayers, spreaders, street sweepers, and snow blowers. The Company operates worldwide.
	(Cost $590,465)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

1,000	Burckhardt Compression Holding AG	$233,719	0.22%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases and gas transport and storage. (Cost $301,679)

20,000	DKSH Holding AG	1,376,547	1.31%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $1,345,985)

14,000	Feintool International Holding AG1	1,067,965	1.01%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $1,353,935)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets

Common Stock — (continued)

Industrial Goods & Services — (continued)

1,000	Georg Fischer AG	$797,829	0.76%
Provides piping systems, automotive, and machining solutions. The Company supplies piping systems made of plastics and metal, and manufactures lightweight cast components and systems made of ductile iron, aluminium, and magnesium for the global automotive industry as well as a variety of other industrial applications
	(Cost $825,606)

101,700	OC Oerlikon Corp. AG1	1,138,941	1.08%
Manufactures industrial equipment. The Company produces protective coatings for precision tools and components, equipment for textile production, and propulsion technology drive systems.
	(Cost $1,215,357)

20,000	Sensirion Holding AG1	857,172	0.81%
The company, through its subsidiaries, manufactures gas and liquid flow sensors for the measurement of humidity and temperature, volatile organic compounds and carbon dioxide. The company serves automotive, industrial, medical, and consumer goods sectors worldwide.
	(Cost $794,200)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

10,000	SFS Group AG1	$773,991	0.73%
	Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America. (Cost $636,134)

		9,826,238	9.31%

Insurance — 6.50%

11,000	Baloise Holding AG	1,510,854	1.43%
	Offers group and individual life, health, accident, liability property, and transportation insurance to customers in Europe. The Company also offers private banking and asset management services. (Cost $1,699,591)

6,200	Swiss Life Holding AG1	2,381,132	2.25%
	Provides life insurance and institutional investment management. (Cost $1,883,174)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets

Common Stock — (continued)

Insurance — (continued)

10,000	Zurich Insurance Group AG	$2,973,220	2.82%
	Provides insurance-based financial services. The company offers general and life insurance products and services for individuals, small businesses, commercial enterprises, mid-sized and large corporations, and multinational companies. (Cost $3,249,842)

		6,865,206	6.50%

Machinery — 1.51%

150,000	SIG Combibloc Group AG1	1,591,601	1.51%
	The company, through its subsidiaries, manufactures and produces bottling machines and systems for the food and beverage industries. The company serves customers worldwide. (Cost $1,727,580)

		1,591,601	1.51%

Medical Equipment — 6.77%

125,416	Eyesense AG, Series A1,2,3	239,178	0.23%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — (continued)

17,500	Sonova Holding AG	$2,850,984	2.70%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $2,766,725)

3,731	Spineart SA1,2,3	1,152,908	1.09%
	Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act. (Cost $2,623,328)

15,000	Tecan Group AG	2,903,226	2.75%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $1,412,304)

		7,146,296	6.77%

Personal & Household Goods — 5.67%

54,000	Cie Financiere Richemont SA	3,451,004	3.27%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $4,297,142)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets

Common Stock — (continued)

Personal & Household Goods — (continued)

44,000	Swatch Group AG —Registered shares	$2,535,200	2.40%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $4,205,138)

		5,986,204	5.67%

Pharmaceuticals — 24.24%

167,000	Novartis AG	14,236,843	13.48%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,287,133)

46,000	Roche Holding AG	11,357,679	10.76%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.
	(Cost $8,233,147)

		25,594,522	24.24%

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — 2.72%

66,381	Airopack Technology Group AG1	$147,468	0.14%
	Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging. (Cost $698,147)

87,000	Logitech International SA	2,728,789	2.58%
	Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication. (Cost $1,179,564)

		2,876,257	2.72%
	Total Common Stock (Cost $95,180,620)	96,994,963	91.87%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets

Preferred Stock — 0.12%

Biotechnology — 0.01%

8,400	Ixodes AG, Series B1,2,3,4	$7,328	0.01%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

		7,328	0.01%

Industrial Goods & Services — 0.11%

500,863	SelFrag AG Class A1,2,3	121,939	0.11%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		121,939	0.11%

	Total Preferred Stock (Cost $4,184,340)	129,267	0.12%

Security	Fair Value	Percent of Net Assets

Limited Partnership — 0.93%

Biotechnology — 0.93%

Aravis Biotech II, Limited Partnership[1,2,3,4] (Cost $1,810,184)	$980,070	0.93%

Total Investments* (Cost $101,175,144)	98,104,300	92.92%

Other Assets Less Liabilities	7,472,588	7.08%

Net Assets	$105,576,888	100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2018

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $7,431,991 or 7.04% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$1,810,184
Eyesense AG – Common Shares	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	3,613,416
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328

		$15,238,316

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/17	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 12/31/18
Aravis Biotech II, Limited Partnership	$1,591,513	$81,344	$(1,081,211)	$61,007	$327,417	$—	$980,070
Ixodes AG – Preferred Shares B	68,268	—	—	—	(60,940)	—	7,328

	$1,659,781	$81,344	$(1,081,211)	$61,007	$266,477	$—	$987,398

*	Cost for Federal income tax purposes is $100,460,292 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$18,443,907
Gross Unrealized Depreciation	(20,799,899)

Net Unrealized Appreciation (Depreciation)	$(2,355,992)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (concluded)	December 31, 2018

PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2018
Pharmaceuticals	24.24%
Food & Beverage	13.63%
Banks	10.04%
Industrial Goods & Services	9.42%
Medical Equipment	6.77%
Insurance	6.50%
Biotechnology	5.81%
Personal & Household Goods	5.67%
Technology	2.72%
Construction & Materials	2.71%
Financial Services	2.62%
Machinery	1.51%
Electric Utilities	0.66%
Industrial Engineering	0.62%
Other Assets Less Liabilities	7.08%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2018
Novartis AG	13.48%
Nestlé SA	12.50%
Roche Holding AG	10.76%
NovImmune SA	4.67%
UBS Group AG	4.40%
Cie Financiere Richemont SA	3.27%
Zurich Insurance Group AG	2.82%
Tecan Group AG	2.75%
Sonova Holding AG	2.70%
VZ Holding AG	2.62%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $97,112,818)	$97,116,902
Investments in affiliated issuers, at value (cost $4,062,326)	987,398

Total Investments, at value (cost $101,175,144)	98,104,300

Cash	1,984,790
Foreign currency (cost $4,354,683)	4,416,439
Tax reclaims receivable	1,393,946
Prepaid expenses	20,992

Total assets	105,920,467

Liabilities:
Advisory fees payable	63,853
Audit fees payable	58,000
Legal fees payable	130,000
Other fees and expenses payable	91,726

Total liabilities	343,579

Net assets	$105,576,888

Composition of Net Assets:
Paid-in capital	108,397,482
Total distributable earnings (loss)	(2,820,594)

Net assets	$105,576,888

Net Asset Value Per Share:
($105,576,888 ÷ 13,267,111 shares outstanding, $0.001 par value: 50 million shares authorized)	$7.96

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2018

Investment Income:
Dividends (less of foreign tax withheld of $1,300,499)	$7,813,505

Total income	7,813,505

Expenses:
Investment advisory fees (Note 2)	1,992,536
Administration fees (Note 3)	83,721
Directors’ fees and expenses	310,938
Legal fees (Note 3)	1,100,390
Audit fees (Note 3)	57,650
Printing and shareholder reports	106,581
Insurance fees	114,874
Delaware franchise tax fees	90,000
Transfer agency fees (Note 3)	80,588
Custody fees (Note 3)	46,772
Proxy solicitation expense (Note 2)	268,791
Miscellaneous expenses	142,587

Total expenses	4,395,428

Net investment Income	3,418,077

Realized and Unrealized Gains (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	127,536,315
Investments in affiliated issuers	61,007
Foreign currency transactions	(1,347,607)

Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	126,249,715

Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	(157,493,933)
Investments in affiliated issuers	266,477
Foreign currency and foreign currency translations	(40,421)

Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(157,267,877)

Net Realized and Unrealized Loss on Investments and Foreign Currency	(31,018,162)

Net Decrease in Net Assets from Operations	$(27,600,085)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,418,077	$3,420,450
Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	126,249,715	13,005,528
Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(157,267,877)	51,978,234

Net increase (decrease) in net assets from operations	(27,600,085)	68,404,212

Distributions to Stockholders (a):	(129,417,170)	(3,290,803)
Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	99,423,894	—
Value of shares repurchased through tender offer (Note 7)	(193,661,895)	(36,142,591)

Total decrease from capital share transactions	(94,238,001)	(36,142,591)

Total increase (decrease) in net assets	(251,255,256)	28,970,818

Net Assets:
Beginning of year	356,832,144	327,861,326

End of year (b)	$105,576,888	$356,832,144

(a)

Prior year distributions to stockholders included distributions from net investment income and net realized gain from foreign currency transactions. These amounts were reclassified to conform with the current year presentation.

(b)	Includes accumulated undistributed net investment income of $81,482 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at the beginning of the period	$14.10	$11.66	$12.30	$12.78	$15.46

Income from Investment Operations:
Net investment income[1]	0.14	0.13	0.15	0.11	0.08
Net realized and unrealized gain (loss) on investments[2]	(1.35)	2.41	(0.45)	0.12	(0.40)

Total from investment activities	(1.21)	2.54	(0.30)	0.23	(0.32)

Gain from capital share repurchases	—	—	0.02	—	—
Gain from tender offer	0.30	0.03	—	—	0.05
Capital change resulting from the issuance of fund shares	(0.12)	—	(0.03)	—	(0.03)

Less Distributions:
Dividends from investment income and net realized gains from foreign currency transactions	(0.10)	(0.13)	(0.12)	(0.03)	(0.04)
Distributions from net realized capital gains	(5.01)	—	(0.21)	(0.68)	(2.34)

Total distributions	(5.11)	(0.13)	(0.33)	(0.71)	(2.38)

Net asset value at end of period	$7.96	$14.10	$11.66	$12.30 [3]	$12.78 [4]

Market value per share at the end of period	$6.90	$12.76	$10.21	$10.56	$11.14

Total Investment Return:5,
Based on market value per share	(10.90)%	26.26%	(0.24)%	1.41%	(3.66)%
Based on net asset value per share	(6.98)%	22.17%	(2.19)%	2.96%[3]	(0.27)%[4]
Ratios to Average Net Assets:
Net expenses	1.44%	1.40%	1.19%	1.15%	1.41%
Gross expenses	1.44%	1.40%	1.19%	1.15%	1.41%
Net investment income	1.12%	0.98%	1.26%	0.81%	0.52%
Supplemental Data:
Net assets at end of period (000’s)	$105,577	$356,832	$327,861	$344,132	$340,457
Average net assets during the period (000’s)	$305,270	$350,487	$331,874	$368,969	$426,661
Portfolio turnover rate	21%	9%	19%	23%	48%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]

The net assets value per share (“NAV”) for financial reporting purposes, $12.30, differs from the NAV reported on December 31, 2015, $12.33 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[4]

The NAV for financial reporting purposes, $12.78, differs from the NAV reported on December 31, 2014, $12.82 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[5]	Total investment return based on market value differs from total investment return based on net assets value due to changes in relationship between Fund’s market price and its NAV per share.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $7,431,991, or 7.04% of the Fund’s net assets at December 31, 2018, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted	quoted prices in active markets for identical assets and liabilities
Level 2—other	significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Investments in Securities*
Common Stock	$90,672,309	$—	$6,322,654	$—	$96,994,963
Preferred Stock	—	—	129,267	—	129,267
Limited Partnership	—	—	—	980,070	980,070

Total Investments in Securities	$90,672,309	$—	$6,451,921	$980,070	$98,104,300

*	Please see the Schedule of Investments for industry classifications.

**

As of December 31, 2018 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at December 31, 2018	Valuation Technique	Unobservable inputs	Range
Biotechnology
NovImmune SA—Common Shares	$4,930,568	Market approach	Market Activity	N/A

Ixodes AG—Preferred Shares	7,328	Asset based approach	Audited financial statements	N/A

Industrial Goods & Services
SelFrag AG—Preferred Shares	121,939	Market approach	Recent round of financing	N/A

Medical Equipment
EyeSense AG—Common Shares	239,178	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,152,908	Market approach	Peer group	N/A
Total	$6,451,921

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock		Preferred Stock		Total
Balance as of December 31, 2017	$4,941,039		$328,792		$5,269,831
Change in Unrealized Appreciation/Depreciation (a)	1,142,437		39,653		1,182,090
Net Realized Gain (Loss)	—		—		—
Gross Purchases	—		—		—
Gross Sales	—		—		—
Transfer out of Level 3	239,178	*	(239,178	)*	—

Balance as of December 31, 2018	$6,322,654		$129,267		$6,451,921

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on December 31, 2018.

*	Transfer between Preferred Stock and Common Stock of the same issuer.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). On June 29, 2018, in accordance with the Fund’s policy, the Fund paid a cash dividend of $0.2025 per share of common stock. In August 2018, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy. As of the date of this report, the managed distribution policy remains suspended. The Board may amend or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

On October 19, 2018, the Fund paid a stock dividend of $4.91 per share of common stock to stockholders of record as of the close of business on September 18, 2018. Fund stockholders had the opportunity to elect to receive cash in lieu of Fund common stock subject to a limitation on the total amount of cash to be distributed equal to 20% of the aggregate distribution. The dividend consisted of approximately $24.87 million in cash and approximately 12.59 million shares of the Fund’s common stock priced at $7.8957 per share.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

I. New Regulation

The Securities Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

Note 2—Fees and Transactions with Affiliates

Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 58.5% of the advisory fee paid by the Fund to SIMNA.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,000 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $56,000 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Non-Interested Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In July 2018, the Board approved a change to its By-Laws and

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Board committee charters to provide that each Director who is not an “interested person” of Schroders or its affiliates will be entitled to receive the above fees.

Proxy solicitation expense includes approximately $178,000 paid to Bulldog Investors, LLC, as reimbursement of its proxy solicitation costs in connection with its proxy solicitations for the Fund’s 2017 and 2018 Annual Meetings of Stockholders. The solicitations resulted in the election to the Fund’s Board of Directors of Messrs. Dakos and Sell in 2017 and Messrs. Goldstein and Hellerman in 2018 to the Fund’s Board of Directors. Messrs. Goldstein and Dakos are members of Bulldog Investors, LLC.

Note 3—Other Service Providers

American Stock Transfer & Trust Company is the Fund’s transfer agent. JPMorgan Chase Bank, N.A. serves as the Fund’s custodian and also provides certain administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel and legal counsel to the Fund’s Non-Interested Directors as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year. Due to work associated with the Fund’s 2018 tender offer, the litigation described in Note 9, and the proxy contest during the period, the Fund incurred additional fees which are not expected to be recurring expenses. Following the completion of the Fund’s 2018 Annual Meeting of Stockholders, the Fund’s Non-Interested Directors determined they would no longer retain separate counsel.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Dividends Reinvested	12,592,157	$99,423,894	—	$—
Repurchased through Stock Repurchase Program (Note 6)	—	—	—	—
Repurchased from Tender Offer (Note 7)	(24,638,918)	(193,661,895)	(2,812,653)	(36,142,591)

Net Increase/(Decrease)	(12,046,761)	$(94,238,001)	(2,812,653)	$(36,142,591)

Note 5—Federal Income Tax and Investment Transactions

The tax character of distributions paid during 2018 and 2017 were as follows:

	2018	2017
Ordinary Income	$2,624,273	$3,290,803
Long-Term Capital Gains	126,792,897	—

Total	$129,417,170	$3,290,803

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had deferred post-October capital and currency losses and other late-year deferrals totaling $481,984, which will be treated as arising on the first business day following the fiscal year ended December 31, 2018.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the year ending December 31, 2018, the Fund utilized $610,025 of its non-expiring short term capital loss carryovers.

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$—
Capital Loss Carry Forward	—
Current Late-Year Loss Deferral and Post-October Losses	(481,984)
Unrealized Depreciation	(2,338,610)

Total	$(2,820,594)

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2018 were $62,047,516 and $285,071,080, respectively.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2018:

	Record Date	Payable Date	Amount
Ordinary Income	6/22/2018	6/29/2018	$0.004
Long-Term Capital Gain	6/22/2018	6/29/2018	$0.199
Ordinary Income	9/18/2018	10/19/2018	$0.099
Long-Term Capital Gain	9/18/2018	10/19/2018	$4.811

Total Distributions			$5.113

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

On December 7, 2018, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2019. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 250,000 shares. The Fund did not repurchase any common stock pursuant to the program during the year ended December 31, 2018.

As a result of the Fund’s tender offer, the Fund’s share repurchase program had been suspended pending completion of the tender offer in November. See Note 7 for additional information.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer

On November 20, 2018, the Fund accepted for cash purchase 24,638,918 shares of the Fund’s common stock at a price equal to $7.86 per share, which represented 98% of the Fund’s NAV per share of $8.02 as of the close of the regular trading session of the New York Stock Exchange on November 19, 2018. As a result of the purchase of the 24,638,918 shares, the Fund had 13,267,111 shares of common stock outstanding.

Note 8—Capital Commitments

As of December 31, 2018, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,296,815	$—

*

The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of December 31, 2018. The Swiss franc/U.S. dollar exchange rate as of December 31, 2018 was used for conversion and equaled 0.9858 as of such date.

(a)

This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 9—Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2018.

On February 22, 2019, JPMorgan Chase Bank, N.A. provided notice to the Fund that it was terminating its custody and administrative services contracts with the Fund in accordance with the terms of those contracts. The Fund is evaluating its options to identify replacement(s) for custodian and administrator, which could result in additional costs to the Fund for obtaining such services.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Swiss Helvetia Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. Fund (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period then ended December 31, 2015 were audited by other auditors whose report dated February 26, 2016, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting

Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and other issuers. We believe

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm (concluded)

that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 22, 2019

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended December 31 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Tax Information for the Year Ended December 31, 2017 (Unaudited)

Distributions

The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of the difference between tax and financial reporting requirements. For federal income tax purposes,

distributions from short-term capital gains are classified as ordinary income.

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2018, were $0.30 and $0.10 per share, respectively.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2018.

Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned
Class I

Richard Dayan Age: 76	Director (2018); Member of the Audit Committee (2018); Member of the Governance/ Nominating Committee (2018)	President and owner of Cactus Trading since 1990	Trustee of High Income Securities Fund since 2018; Director of Emergent Capital, Inc. (formerly, Imperial Holdings, Inc.) until 2016	0

Moritz A. Sell Age: 51	Director (2017); Member and Chair of the Audit Committee (2017)

Principal, Edison Holdings GmbH;

Senior Advisor, Markston International LLC; Director, Market Strategist and Head of Proprietary Trading (London Branch), Landesbank Berlin AG and Landesbank Berlin Holding AG (formerly, Bankgesellschaft Berlin AG) from 1996 to 2013

Trustee of High Income Securities Fund since 2018; Director of FAX (Aberdeen Asia Pacific Income Fund) and FCO (Aberdeen Global Income Fund) since 2018; Director of Aberdeen Australia Equity Fund since 2004; Director of Aberdeen Greater China Fund until 2018; Chairman and Director of Aberdeen Singapore Fund until 2018

125 $1-10,000
Class II

Andrew Dakos Age: 52	Director (2017) and Chairman (2018); Member of the Governance/ Nominating Committee (2018)[1]	Member, Bulldog Investors, LLC; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds; Principal of the managing general partner of Bulldog Investors General Partnership	President and Director of Special Opportunities Fund, Inc. since 2009; Trustee of Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.) since 2015; President and Trustee of High Income Securities Fund since 2018; Director of Brookfield DTLA Fund Office Trust Investor Inc. since 2017; Director, Emergent Capital, Inc. until 2017; Director of The Mexico Equity and Income Fund, Inc. until 2015	64 $1-10,000
[1]

Effective January 25, 2019, Mr. Dakos was appointed President and Chief Executive Officer of the Fund and, as of such date, is considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended, due to his position as an officer of the Fund.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned
Class III

Phillip F. Goldstein Age: 74	Director (2018); Member and Chair of the Governance/ Nominating Committee (2018)	Member of Bulldog Investors, LLC since 2009; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds since 2009	Chairman and Director of The Mexico Equity and Income Fund, Inc. since 2000; Special Opportunities Fund, Inc. since 2009; High Income Securities Fund since 2018; Director of Brookfield DTLA Fund Office Trust Investor Inc. since 2017; MVC Capital, Inc. since 2013; Trustee of Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.) since 2016; Chairman and Director of Emergent Capital, Inc. (formerly, Imperial Holdings, Inc.) until 2017	1,037 $1-10,000

Gerald Hellerman Age: 81	Director (2018); Member of the Audit Committee (2018)	Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which terminated activities as of December 31, 2013); Chief Compliance Officer of The Mexico Equity and Income Fund, Inc. since 2001 and Special Opportunities Fund, Inc. since 2009

Director of Mexico Equity and Income Fund, Inc. since 2001; Special Opportunities Fund, Inc. since 2009; MVC Capital, Inc. since 2003; Trustee of Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.) since 2017; Fiera Capital Series Trust since 2017; Director of Emergent Capital, Inc., Trustee of High Income Securities Fund since 2018; (formerly, Imperial Holdings, Inc.) until 2017; Ironsides Partners Opportunity Offshore Fund Ltd. until 2016; Brantley Capital Corporation until 2013.

41 $1-10,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person serving as an Officer of the Fund as of December 31, 2018.

*Officers[4]

Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years

Mark A. Hemenetz Age: 62	President and Principal Executive Officer (2014)	Chief Operating Officer—Americas, Schroder Investment Management North America Inc. (“SIMNA”); Member of Board of Managers, Schroder Fund Advisors LLC (“SFA”); President and Principal Executive Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) from 2004 to 2017

David J. Marshall Age: 47	Treasurer and Principal Financial Officer (2017); Assistant Treasurer (2014 to 2017)	Head of Fund Administration, SIMNA; Assistant Treasurer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) from 2014 to 2017

Shanak Patnaik Age: 51	Chief Compliance Officer (2016)	Chief Compliance Officer, SFA; Deputy Chief Compliance Officer, SIMNA; Independent consultant from January 2012 to April 2012

Reid B. Adams Age: 41	Chief Legal Officer and Secretary (2017)	Associate General Counsel, SIMNA since 2013; formerly, Associate, Ropes & Gray LLP; Assistant Secretary of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) from 2014 to 2017

Carin F. Muhlbaum Age: 56	Vice President (2014)	General Counsel, SIMNA; Secretary, SFA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) from 1998 to 2017; formerly, Member of Board of Managers, SFA

William P. Sauer Age: 55	Vice President (2014)	Head of Investor Services, SIMNA; Member of Board of Managers, SFA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) from 2008 to 2017

Steven P. Zink Age: 39	Assistant Treasurer (2017)	Fund Administration, SIMNA since 2014; Fund Administration US Bancorp Fund Services from 2007-2014

Angel Lanier Age: 56	Assistant Secretary (2015)	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC
*	Effective January 25, 2019, all of the named officers resigned and effective upon such resignation, the following persons were appointed as the Fund’s executive officers: Andrew Dakos (President and Chief Executive Officer), Thomas Antonucci (Chief Financial Officer), Stephanie Darling (Chief Compliance Officer) and Rajeev Das (Secretary).
[1]	The Address for each Director and Officer, unless otherwise noted, is c/o Schroder Investment Management North America Inc., 7 Bryant Park, New York, New York 10018.
[2]

All non-interested Directors and all Officers as a group (13 persons) beneficially owned 1,267 shares, which constitutes less than 1.00% of the outstanding shares of Common Stock of the Fund. Share numbers in this Annual Report have been rounded to the nearest whole share.

[3]	Mr. Dakos’ address is c/o Bulldog Investors, LLC, 250 Pehle Avenue, Suite 708, Saddle Brook, New Jersey 07663.
[4]	Each Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D.

number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Andrew Dakos Chairman, President and Chief Executive Officer (Non-executive) Richard Dayan[1] Director Phillip Goldstein[2] Director Moritz Sell[3] Director	Gerald Hellerman[1,4] Director Thomas Antonucci Chief Financial Officer Stephanie Darling Chief Compliance Officer Rajeev Das Secretary
[1] Audit Committee Member [2] Governance/Nominating Committee Chair	[3] Audit Committee Chair [4] Pricing Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

1 London Wall Place

London, EC2Y 5AU United Kingdom

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $590.8 billion in assets under management and administration as of September 30, 2018.

Executive Offices

The Swiss Helvetia Fund, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

Annual Report

For the year ended

December 31, 2018

SWZ AR 12-31-18

Item 2. Code Of Ethics.

(a)

As of the end of the period, December 31, 2018, the Registrant has adopted a Senior Financial Code of Ethics that applies to its principal executive officer, principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. Moritz Sell, Gerald Hellerman, and Richard Dayan each a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Each of Messrs. Sell, Hellerman, and Dayan is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountants for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in 2017 and $50,000 in 2018.

(b)

Audit-Related Fees: The aggregated fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant were $0 in 2017 and $0 in 2018. These services, in accordance with Statement on Auditing Standards No.100, Interim Financial Information, consisted of review of the Fund’s semi-annual reports to shareholders.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)

Tax Fees: The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountants to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,500 in 2017 and $5,500 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)

All Other Fees: The principal accountant did not provide any additional products or services to the Registrant in the reporting periods other than the services reported in paragraphs (a) through (c) of this Item, but did receive reimbursement of out of pocket expenses of $0 in 2017 and $0 in 2018.

(e)(1)

The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None

(g)

The aggregate non-audit services billed by the principal accountants for services rendered to the Registrant in the reporting periods were $5,500 in 2017 and $[5,500] in 2018. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h)

The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser that were not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

Moritz Sell, Chair

Gerald Hellerman

Richard Dayan

Item 6. Investments

(a)	Not applicable

(b)	Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Schroder Investment Management North America, Inc. (the “Adviser”), to vote the Registrant’s proxies in accordance with Adviser’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

•

The Adviser recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Adviser or any other client of the Adviser.

•

Unless the Adviser’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Adviser recommends voting proxies in a manner consistent with the Voting Guidelines.

•

To avoid material conflicts of interest, the Adviser applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Adviser will disclose the conflict and the Committee’s recommendation of the manner in which to vote to the Registrant’s Audit Committee.

•	The Adviser also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Adviser examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Adviser retains the power to vote the Registrant’s proxies, but will not do so if counter to instruction of an executive officer of the Fund. The Adviser’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Adviser generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•

support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Schroder Investment Management North America Inc. (“SIMNA”) is a wholly owned subsidiary of Schroders plc (Schroders plc and its subsidiaries are collectively referred to herein as “Schroders”). SIMNA is investment adviser to the Registrant and Stefan Frischknecht and Daniel Lenz, in association with Schroder Investment Management North America Limited (“SIMNA Limited”), SIMNA’s affiliate, are primarily responsible for the day-to-day management of the Registrant’s portfolio.

Stefan Frischknecht, CFA, Lead Portfolio Manager, is the Head of Equity Fund Management for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 1999 and is currently Fund Manager of the SISF Swiss Equity Opportunities Fund, Schroder Swiss Equity Core Fund and institutional mandates. Prior to Schroders, he worked at ABB Investment Management from 1995 until 1998 as a portfolio manager with additional research responsibility for the European Financial sector. He commenced his investment career in 1994 at the International and Finance Department of Swiss Bank Corporation (now UBS) as a credit analyst. He holds a Master of Science of the University of Berne, Switzerland.

Daniel Lenz, CFA, Co-Portfolio Manager, is a Fund Manager for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 2000 and is currently Fund Manager of the SISF Small & Mid Cap Fund, the Schroder (CH) Swiss Small & Mid Cap Fund, the SISF Swiss Equity Fund, the Schroder European Small & Mid Cap Value Fund (ex UK) and institutional mandates. He began his investment career in 1997 at Credit Suisse as a portfolio manager. He holds a Master of Arts HSG of the University of St. Gallen (HSG), Switzerland.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Registrant, as of December 31, 2018:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Stefan Frischknecht
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$49,286,889	1	$32,603,005
Other Accounts	3	$745,355,230	None	None
Daniel Lenz
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	4	$858,829,310	1	$49,013,835
Other Accounts	4	$463,663,324	None	None

Material Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Registrant and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a fund may be seen itself to constitute a conflict with the interest of the Registrant.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Registrant. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for Portfolio Managers. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Registrant’s portfolio managers are compensated for their services to the Registrant and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include the Swiss Performance Index in conjunction with the Morningstar peer group.

Ownership of Securities of Registrant. As of the date of this Report, neither Mr. Frischknecht nor Mr. Lenz beneficially owned shares of common stock of the Registrant.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

On December 7, 2018, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2019. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 250,000 shares. The Fund did not repurchase any common stock pursuant to the program during the year ended December 31, 2018. The principal purpose of the Fund’s stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share.

On November 20, 2018, the Fund accepted for cash purchase 24,638,918 shares of the Fund’s common stock at a price equal to $7.86 per share, which represented 98% of the Fund’s NAV per share of $8.02 as of the close of the regular trading session of the New York Stock Exchange on November 19, 2018. As a result of the purchase of the 24,638,918 shares, the Fund had 13,267,111 shares of common stock outstanding.

The table below discloses all purchases covered by this Item made in the period covered by the report.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
07/01/18-07/31/18	None	None	None	None
08/01/18-08/31/18	None	None	None	None
09/01/18-09/30/18	None	None	None	None
10/01/18-10/31/18	None	None	None	None
11/01/18-11/30/18	24,638,918	$7.86	24,638,918	13,267,111
12/01/18-12/31/18	None	None	None	None
TOTAL	24,638,918	$7.86	24,638,918	13,267,111

Item 10. Submission Of Matters To A Vote Of Security Holders.

There were no material changes to procedures by which shareholders may recommend nominees to the board of directors.

Item 11. Controls And Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a – 3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended December 31, 2018 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on May 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Swiss Helvetia Fund, Inc.

By:	/s/ Andrew Dakos
Andrew Dakos
President and Chief Executive Officer
March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Dakos
Andrew Dakos
President and Chief Executive Officer
March 8, 2019

By:	/s/ Thomas Antonucci
Thomas Antonucci
Chief Financial Officer
March 8, 2019